OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
As of December 31, 2023 and 2022, other current assets within the Consolidated Balance Sheets are comprised of:

(in thousands of $)	2023	2022
Trade accounts receivable, net	447	4,859
Accrued income	12,114	2,152
Prepaid expenses	7,498	5,940
Other receivables	6,581	3,376
Total other current assets	26,640	16,327